Subsequent Events	3 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
The Company has evaluated subsequent events through May 6, 2021, the date the financial statements were available to be issued.
On February 9, 2021, the Company, CM Life Sciences, Inc. (“CMLS”), and S-IV Sub, Inc., a direct and wholly-owned subsidiary of CMLS, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which CMLS will acquire the Company through a merger of S-IV Sub, Inc. with and into the Company (the “Merger”), with the Company being the surviving corporation and a wholly-owned subsidiary of CMLS following the Merger. Once effective, all equity securities of the Company will be converted into the right to receive the applicable portion of merger consideration.
Subsequent EventsThe Company has evaluated subsequent events through June 10, 2021, the date the condensed financial statements were available to be issued.